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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of The GEO Group, Inc. (formerly Wackenhut Corrections Corporation) (the "Company") for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, John G. O'Rourke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ JOHN G. O'ROURKE
                                          --------------------------------------
                                                     John G. O'Rourke
                                                 Chief Financial Officer

March 10, 2004